Debt	12 Months Ended
Dec. 31, 2025
Debt
Debt

Note 5.Debt

In December 2020, the Company entered into a $20 million convertible debt financing agreement with Pontifax (the “Loan Agreement”). Under the terms of the Loan Agreement, the Company had access to up to $20 million in convertible debt financing which accrued interest at a rate of 8.47% on borrowed amounts and an interest rate of 1% on amounts available but not borrowed as an unused line of credit fee. Payments of interest only were due for the first two years and thereafter, the outstanding principal was to be repaid in quarterly installments, as defined.

Upon the closing of this transaction, the Company borrowed an initial amount of $10 million and made no further borrowings through the term of the agreement.

In April 2023, the Company entered into an amendment to the Loan Agreement (the “2023 Amendment”). The 2023 Amendment called for the immediate payment of $5 million of the outstanding principal balance and any accrued interest, waived any prepayment charge in connection with the repayment of this amount and resulted in an outstanding principal balance of $3 million. The 2023 Amendment adjusted certain payment provisions, and provided for an adjustment to the conversion price provisions with respect to the remaining principal amount to (i) 90% of the closing price of the Company’s common stock on the day before the delivery of a conversion notice with respect to the first 36,790 shares of the Company’s common stock issuable upon conversion and to (ii) $27.20 with respect to all shares of the Company’s common stock issuable upon conversion thereafter.

The 2023 Amendment resulted in the extinguishment of the original convertible debt for accounting purposes. The Company elected to account for the amended convertible debt using the fair value option. As a result, the Company recognized $260,933 of other income from the change in the fair value of the convertible debt in the accompanying consolidated statements of operations during the year ended December 31, 2024. The fair value of the convertible debt was estimated using the Monte Carlo valuation method.

During the year ended December 31, 2024, Pontifax delivered notices of conversion to the Company electing to convert a portion of the then outstanding principal balance into shares of the Company’s common stock. Accordingly, the Company issued 36,790 shares of the Company’s common stock resulting in a reduction of the outstanding principal balance totaling $254,256.

In October 2024, the Company entered into an amendment (the “2024 Amendment”) to the Loan Agreement, as amended. The 2024 Amendment reduced the conversion price with respect to the remaining principal amount outstanding to (i) $3.81 for the first 501,648 shares of the Company’s common stock issuable upon conversion and (ii) $4.23 with respect to all shares of the Company’s common stock issuable upon conversion thereafter. The remaining terms of the agreement continued in effect with minimal, non-material modifications to those terms. Pursuant to applicable accounting standards, after the 2024 amendment, the Company elected not to account for the amended convertible debt under the fair value option.  Accordingly, there was no further recognition for the impact of changes in fair value in the Company’s financial statements.

In February 2025, the Company fully repaid all outstanding obligations and terminated the Loan Agreement. As a result, all related liens and security interests securing the Company’s obligations were released. The Company did not incur any prepayment penalties for the early repayment.